                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement            [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12


                           Encore Acquisition Company
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

1)  Title of each class of securities to which transaction applies:

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2)  Aggregate number of securities to which transaction applies:

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3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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5)  Total fee paid:

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
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2)and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

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

                           ENCORE ACQUISITION COMPANY
                                777 MAIN STREET
                                   SUITE 1400
                            FORT WORTH, TEXAS 76102

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Encore Acquisition Company:

     Notice is hereby given that the Annual Meeting of Stockholders of Encore Acquisition Company (the "Company") will be held in the Derrick I Room at the Petroleum Club, 777 Main Street, 39th floor, Fort Worth, Texas 76102, on Wednesday, April 30, 2003, at 10:00 a.m. C.D.T. (the "Annual Meeting"). The Annual Meeting is being held for the following purposes:

          1. To elect seven directors, each for a term of one year; and

          2. To transact such other business as may properly come before the meeting.

     These proposals are described in the accompanying proxy materials. You will be able to vote at the Annual Meeting only if you were a stockholder of record at the close of business on March 14, 2003.

                                          By Order of the Board of Directors,

                                          /s/ MORRIS B. SMITH
                                          --------------------------------------
                                          Morris B. Smith
                                          Corporate Secretary

Fort Worth, Texas
March 26, 2003

                             YOUR VOTE IS IMPORTANT

Please date, sign, and return the enclosed Proxy promptly to ensure that your shares are voted in accordance with your wishes and a quorum is present at the Annual Meeting. Instead of returning the paper proxy, you may vote over the telephone at 1-800-435-6710 or through the Internet by accessing http://www.eproxy.com/eac. To do so by either method, you will need the control numbers that are printed on your personalized proxy card.

                           ENCORE ACQUISITION COMPANY
                                777 MAIN STREET
                                   SUITE 1400
                            FORT WORTH, TEXAS 76102

                                PROXY STATEMENT
                      2003 ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 30, 2003

     The Board of Directors of Encore Acquisition Company (the "Board of Directors") requests your proxy for the Annual Meeting of Stockholders that will be held at 10:00 a.m. C.D.T., on Wednesday, April 30, 2003, in the Derrick I Room at the Petroleum Club, 777 Main Street, 39th floor, Fort Worth, Texas 76102. By granting the proxy, you authorize the persons named on the proxy card to represent you and vote your shares at the Annual Meeting. Those persons will also be authorized to vote your shares, to adjourn the meeting from time to time, and to vote your shares at any adjournments or postponements of the meeting.

     You may grant your proxy by signing, dating and returning the enclosed paper proxy card. Instead of returning the paper proxy, you may vote over the telephone or through the Internet. See "Internet and Telephone Voting" on page 19.

     Internet Voting. Use the Internet to vote your proxy by accessing http://www.eproxy.com/eac. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located on your proxy card, to create and submit an electronic ballot.

     Telephone Voting. Use any touch-tone telephone to vote your proxy at 1-800-435-6710. Have your proxy card in hand when you call. You will be prompted to enter your control number, printed on your proxy card, and then follow the directions given.

     If you attend the Annual Meeting, you may vote in person. If you are not present at the Annual Meeting, your shares may be voted only by a person to whom you have given a proper proxy. You may revoke the proxy at any time before it is exercised at the Annual Meeting by (i) delivering to the Secretary of Encore Acquisition Company (the "Company") a written notice of the revocation; (ii) signing and delivering to the Secretary of the Company a proxy with a later date; or (iii) submitting your vote with a later date by telephone or the Internet. Your attendance at the Annual Meeting will not revoke the proxy unless you give written notice of revocation to the Corporate Secretary of the Company before the proxy is exercised, or you vote your shares in person.

     This Proxy Statement and the accompanying Notice of Annual Meeting and proxy are first being sent or given to stockholders of the Company on or about March 31, 2003.

                               QUORUM AND VOTING

     Voting Stock. The Company has one outstanding class of securities that entitles holders to vote generally at meetings of the Company's stockholders: common stock, par value $.01 per share. Each share of common stock outstanding on the record date is entitled to one vote.

     Record Date. The record date for stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 14, 2003. As of the record date, 30,678,866 shares of common stock were entitled to be voted at the Annual Meeting.

     Quorum and Adjournments. The presence, in person or by proxy, of the holders of a majority of the votes eligible to be cast at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

     If a quorum is not present, the stockholders entitled to vote who are present in person or by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

     Vote Required. Directors will be elected by holders of a plurality of the shares of common stock present in person or represented by proxy, and entitled to be voted at the Annual Meeting. An automated system that the Company's transfer agent administers will tabulate the votes. Brokers who hold shares in street name for customers are required to vote shares in accordance with instructions received from the beneficial owners. Brokers are permitted to vote on discretionary items if they have not received instructions from the beneficial owners, but they are not permitted to vote (a "broker non-vote") on non-discretionary items absent instructions from the beneficial owner. Abstentions and broker non-votes will count in determining whether a quorum is present at the Annual Meeting. On director elections, however, abstentions will have no effect on the outcome. Broker non-votes will not be voted or considered present on the matter and, therefore, will be disregarded and have no effect on the outcome of the vote. With regard to each matter submitted to the vote of stockholders, shares voted as abstentions will be considered present on the matter and will have the effect of voting against the matter, even though the stockholder may interpret such action differently.

     Default Voting. A Proxy that is properly completed and returned will be voted at the Annual Meeting in accordance with the instructions on the Proxy. If you properly complete and return a Proxy, but do not indicate any contrary voting instructions, your shares will be voted as follows:

     - FOR the election of the seven persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors. If any nominee becomes unable or unwilling to accept nomination or election, the persons acting under Proxy will vote for the election of a substitute nominee that the Board of Directors recommends.

If any other business properly comes before the stockholders for a vote at the meeting, your shares will be voted in accordance with the discretion of the holders of the Proxy. The Board of Directors knows of no matters, other than the election of directors, to be presented for consideration at the Annual Meeting.

                                    ITEM ONE

                             ELECTION OF DIRECTORS

     The Board of Directors has nominated the following persons for election as directors of the Company with their terms to expire at the annual meeting of stockholders in 2004 when their successors are elected and qualified:

                                 I. Jon Brumley
                                 Jon S. Brumley
                               Arnold L. Chavkin
                                Howard H. Newman
                                 Ted A. Gardner
                                Ted Collins, Jr.
                               James A. Winne III

     These nominees are currently serving as directors of the Company. Their biographical information is contained under the caption "Directors and Executive Officers." The Board of Directors has no reason to believe that any of its nominees will be unable or unwilling to serve if elected.

     The Board of Directors recommends that stockholders vote FOR the election of each of the nominees.

DIRECTORS AND EXECUTIVE OFFICERS

     As of March 26, 2003, the Board of Directors and executive officers of the Company are:

NAME                                        AGE                    POSITION
----                                        ---                    --------
I. Jon Brumley............................  63    Chairman of the Board, Chief Executive
                                                  Officer, and Director
Jon S. Brumley............................  32    President and Director
Morris B. Smith...........................  58    Executive Vice President, Chief Financial
                                                  Officer, Treasurer, and Corporate Secretary
Robert S. Jacobs..........................  41    Senior Vice President -- Asset Management
Donald P. Gann, Jr. ......................  41    Senior Vice President -- Production
Arnold L. Chavkin.........................  51    Director
Howard H. Newman..........................  55    Director
Ted A. Gardner............................  45    Director
Ted Collins, Jr. .........................  64    Director
James A. Winne III........................  51    Director

     The members of the Board of Directors each serve a term of one year. The members are elected each year at the Annual Meeting of shareholders.

     Executive officers serve at the discretion of the Board of Directors.

     Set forth below is biographical information about each of the Company's directors and executive officers named above.

     I. Jon Brumley, 63, has been Chairman of the Board, Chief Executive Officer and Director since inception in April 1998. He also served as President from inception in April 1998 until August 2002. Beginning in August 1996, Mr. Brumley served as Chairman and Chief Executive Officer of MESA Petroleum (an independent oil and gas company) until MESA's merger in August 1997 with Parker & Parsley to form Pioneer Natural Resources Company (an independent oil and gas company), and he served as Chairman and Chief Executive Officer of Pioneer until joining Encore in 1998. Mr. Brumley serves as Director of Hanover Compressor Company. Mr. Brumley holds a BBA from the University of Texas and a MBA from the University of Pennsylvania Wharton School of Business. He is the father of Jon
S. Brumley.

     Jon S. Brumley, 32, has been President since August 2002 and Director since November 2001. He also held the positions of Executive Vice
President -- Business Development and Corporate Secretary from inception in April 1998 until August 2002 and Director of the Company from April 1998 to May 2001. Prior to joining Encore, Mr. Brumley held the position of Manager of Commodity Risk and Commercial Projects for Pioneer Natural Resources Company (an independent oil and gas company). He was with Pioneer since its creation by the merger of MESA and Parker & Parsley in August 1997. Before the merger, he served as Director -- Business Development for MESA. Mr. Brumley holds a Bachelor of Business Administration in Marketing from the University of Texas. He is the son of I. Jon Brumley.

     Morris B. "Sam" Smith, 58, has served as Executive Vice President, Chief Financial Officer and Treasurer since August 2000 and Corporate Secretary since December 2002. Prior to joining Encore, Mr. Smith held the position of Vice President of Finance and Chief Financial Officer for Union Pacific Resources Group, Inc. (an independent oil and gas company). Mr. Smith held this position since the spin-off of Union Pacific Resources Group from Union Pacific Corporation in October 1996. Mr. Smith is a graduate and trustee of McMurry University located in Abilene, Texas and holds a Bachelor of Business Administration degree in Accounting. He also completed the Advanced Management Program/International Senior Management Program at Harvard Business School. He is a Certified Public Accountant.

     Robert S. Jacobs, 41, has been the Senior Vice President -- Asset Management since September 2001. He served the Company as Senior Geologist from August 1998 until August 1999 and Vice President -- Geology from August 1999 until September 2001. Mr. Jacobs worked as an exploration and development geologist for Bass Enterprises Production Company (an independent oil and gas company) from 1986 until joining Encore in 1998. He received his B.S. in Geology from Duke University in 1984 and his M.S. in Geology from North Carolina State University in 1986. Mr. Jacobs is a Certified Petroleum Geologist.

     Donald P. Gann, Jr., 41, has been the Senior Vice President -- Production since February 2002. He served the Company as Senior Engineer from August 1998 until June 1999, Production Manager from June 1999 until January 2001 and Vice President -- Production from January 2001 until February 2002. Prior to joining Encore, Mr. Gann was a Senior Engineer at Mitchell Energy Corporation (an independent oil and gas company) from July 1984 until August 1998. Mr. Gann graduated with a Bachelor of Science degree in Petroleum Engineering from the University of Texas in 1984 and is a Registered Professional Engineer.

     Arnold L. Chavkin, 51, has served as Director since August 1998. Mr. Chavkin is an executive partner of JP Morgan Partners, an affiliate of JP Morgan Chase Bank, and has served in such capacity for more than the past five years. Mr. Chavkin is a Certified Public Accountant. He received his B.A. and M.B.A. degrees from Columbia University. Mr. Chavkin is a director of American Tower Corporation, Better Minerals & Aggregates, Bill Barrett Corporation, Brand Services, Inc., Crown Media Holdings, Inc., Latigo Petroleum, Inc., and Triton PCS, Inc. He serves on the Advisory Investment Boards of the India Private Equity Fund and the Asia Development Partners Fund.

     Howard H. Newman, 55, has served as Director since August 1998. Mr. Newman has been employed by Warburg Pincus LLC since January 1984 and has been a partner of Warburg Pincus & Co. since January 1987. Mr. Newman holds Bachelor of Arts and Master of Arts degrees in economics from Yale University and a Ph.D. degree in Business-Economics from Harvard University. At Warburg Pincus, Mr. Newman is currently Vice Chairman. He is also a director of ADVO, Inc., Cox Insurance Holdings, Plc., Newfield Exploration Company, Spinnaker Exploration Company and several privately held companies. He also serves as Chairman of the Yale Alumni Fund, a Trustee of the Salk Institute for Biological Studies and as Senior Advisor to the Long Island Power Authority.

     Ted A. Gardner, 45, has been a Director since May 2001. Mr. Gardner has been a Managing Partner of Wachovia Capital Partners (formerly First Union Capital Partners) and a Senior Vice President of Wachovia Corporation (formerly First Union Corporation) since 1990. Mr. Gardner holds a Bachelor of Arts degree in Economics from Duke University in 1979. In 1983, he earned his J.D. and Master of Business Administration from the University of Virginia. He currently serves on the Board of Directors and compensation committee of Kinder Morgan, Inc.

     Ted Collins, Jr., 64, has been a Director since May 2001. From 1988 to July 2000, he was a co-founder and president of Collins & Ware, Inc. (an independent oil and gas exploration company which was sold in July 2000). Since that time he has engaged in private oil and gas investments. Mr. Collins is a past President of the Permian Basin Petroleum Association, the Permian Basin Landmen's Association, Midland Petroleum Club and serves as Chairman of the Midland Wildcat Committee. He is a graduate of the University of Oklahoma with a B.S. in Geological Engineering. Mr. Collins serves on the Board of Directors of Hanover Compressor Company and is an active board member on the Midland Metropolitan YMCA, the University of Oklahoma Sarkey's Energy Center and the University of Texas Development Board.

     James A. Winne III, 51, has been a Director since May 2001. Mr. Winne is a registered land professional with 26 years of experience in the oil and gas industry. He has been President and Chief Executive Officer of Legend Natural Gas, L.P. (an independent oil and gas company) since its inception in September 2001. From March 2001 until September 2001, he developed plans for a business that became Legend Natural Gas. Since April 2001, he has served on the Board of Directors of two privately held corporations, PI Corp. and Windward Oil and Gas. He formerly was employed by North Central Oil Corporation (an independent oil and gas company) for 18 years and was President and CEO from September 1993 until March 2001. After attending the University of Houston, he started his career as an independent landman and also worked at Tomlinson Interest, Inc. (an independent oil and gas company) and Longhorn Oil and Gas (an independent oil and gas company) before joining North Central's land department in January 1983.

MEETINGS AND COMMITTEES OF DIRECTORS

     The Board of Directors of the Company held five meetings and took two actions by unanimous written consent of the Board during 2002. Every Director attended all Board of Director meetings for 2002.

     The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee.

     Information regarding the functions performed by the Audit Committee and its membership is set forth in the "Audit Committee Report" included in this Proxy Statement. The Audit Committee held six meetings during 2002. The members of the Audit Committee are Messrs. Gardner (Chairman), Collins and Winne. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which was attached to the Company's 2002 proxy statement.

     The Compensation Committee periodically reviews the compensation, employee benefit plans and other benefits paid to or provided for officers of the Company and approves the annual salaries, bonuses, stock option, and restricted stock awards of the Company's officers. The members of the Compensation Committee are Messrs. Winne (Chairman), Chavkin, Newman and Collins. The Compensation Committee held one meeting during 2002. See "Compensation Committee Report on Executive Compensation" included in this Proxy Statement for additional information.

COMPENSATION OF DIRECTORS

     Each director who is not an employee of the Company or an employee, affiliate, or associate of any entity that owns in excess of 2.5% of the Company's issued and outstanding common stock, receives fees of $20,000 per year, plus $2,000 per Board meeting attended and $1,000 per committee meeting attended. Each member of the Board of Directors of the Company is reimbursed for all expenses of attending meetings. Executive officers of the Company do not receive additional compensation for serving on the Board of Directors.

     Non-employee directors are eligible to receive awards under the Company's 2000 Incentive Stock Plan (the "Plan"). The Compensation Committee of the Board of Directors determines the form (or combination of forms) of awards each year, based on the economic and other circumstances at the time and based on its view of which awards will best align the interests of the stockholders and the Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of March 14, 2003, regarding the ownership of the Company's common stock by (a) all persons known by the Company to be beneficial owners of more than five percent of such stock,
(b) each director and nominee for director of the Company, (c) each of the executive officers of the Company named in the Summary Compensation Table below, and (d) all directors and named executive officers of the Company as a group. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.

                                                              SHARES BENEFICIALLY   PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                              OWNED(A)(B)       OF CLASS
------------------------------------                          -------------------   --------
Warburg, Pincus Equity Partners L.P.(1).....................       9,613,300          31.3%
  466 Lexington Avenue
  New York, New York 10017
J.P. Morgan Partners (SBIC), LLC(2).........................       6,866,643          22.4%
  1221 Avenue of the Americas
  New York, New York 10020-1080
T. Rowe Price Associates, Inc.(3)...........................       2,590,500           8.4%
  100 East Pratt Street
  Baltimore, Maryland 21202
Shapiro Capital Management, Inc.(4).........................       1,759,000           5.7%
  3060 Peachtree Rd NW, Suite 1555
  Atlanta, Georgia 30305
I. Jon Brumley(5)...........................................       1,765,698           5.8%
Jon S. Brumley..............................................         424,349           1.4%
Gene R. Carlson.............................................         183,288             *
Morris B. Smith.............................................         118,704             *
Robert S. Jacobs............................................         103,991             *
Ted Collins, Jr. ...........................................          68,833             *
Ted A. Gardner..............................................           2,000             *
Howard H. Newman(1).........................................       9,613,300          31.3%
Arnold L. Chavkin(2)........................................       6,866,643          22.4%
James A. Winne III..........................................           1,333             *
Samuel R. Shapiro(4)........................................       1,759,000           5.7%
All named executive officers and directors as a group.......      19,217,867          62.6%

---------------

 *   Represents beneficial ownership of less than 1%.

(a) Includes common stock for which the indicated owner has sole or shared voting or investment power.

(b) Included in the table are shares represented by vested options and options vesting within 60 days of March 14, 2003 to Mr. I. Jon Brumley (64,000), Mr. Jon S. Brumley (54,000), Mr. Carlson (54,000), Mr. Smith (60,000), Mr.
     Jacobs (28,333), Mr. Collins (1,333), Mr. Winne (1,333), and all executive officers and directors as a group (286,333) upon the exercise of stock options granted pursuant to the Company's 2000 Incentive Stock Plan.

(1) These shares are owned by Warburg, Pincus Equity Partners, L.P., a Delaware limited partnership, and three related limited partnerships. The sole general partner of Warburg, Pincus Equity Partners, L.P. is Warburg, Pincus & Co., a New York general partnership, and Warburg Pincus LLC, a New York limited liability company, manages Warburg, Pincus Equity Partners, L.P. Lionel I. Pincus is the managing member of Warburg Pincus LLC and the managing partner of Warburg, Pincus & Co. and may be deemed to control both entities. Each of Warburg, Pincus Equity Partners, L.P., Warburg, Pincus & Co. and Warburg Pincus LLC share the power to vote and dispose of 9,613,300 shares. This information was obtained from the beneficial owner's Schedule 13G Report filed with the Securities and Exchange

    Commission (the "Commission") on February 12, 2002. Mr. Newman, a director of the Company, is a managing director and member of Warburg Pincus LLC and a general partner of Warburg, Pincus & Co. All shares shown to be beneficially owned by Mr. Newman are included because of his affiliation with the Warburg Pincus entities. Mr. Newman disclaims beneficial ownership of the shares owned by Warburg, Pincus Equity Partners, L.P.

(2) These shares are owned by J.P. Morgan Partners (SBIC), LLC, a Delaware limited liability company (formerly known as Chase Venture Capital Associates, LLC). J.P. Morgan Partners (SBIC), LLC has the sole power to vote and dispose of 6,866,643 shares. Mr. Chavkin is an Executive Vice President of J.P. Morgan Partners (SBIC), LLC and JPMP Capital Corp., a New York corporation (formerly known as Chase Capital Corporation), the general partner of JPMP Master Fund Manager, L.P., a Delaware limited partnership (formerly known as Chase Capital Partners, a New York general partnership), the general partner of J.P. Morgan Partners (BHCA), L.P., a Delaware limited partnership (formerly known as Chase Equity Associates, L.P.), the general partner of J.P. Morgan Partners (SBIC), LLC. This information was obtained from the beneficial owner's Amendment No. 1 to Schedule 13G Report filed with the Commission on February 14, 2003. In the foregoing capacities, Mr. Chavkin may be deemed to have shared voting and dispositive power with respect to the shares owned by J.P. Morgan Partners (SBIC), LLC, and so the shares are shown in the table as being beneficially owned by Mr. Chavkin. However, Mr. Chavkin disclaims beneficial ownership of the shares owned J.P. Morgan Partners (SBIC), LLC.

(3) These securities are owned by various individual and institutional investors, which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. This information was obtained from the beneficial owner's Amendment No. 2 to Schedule 13G Report filed with the Commission on January 30, 2003.

(4) One or more advisory clients of Shapiro Capital Management Company, Inc., an investment adviser under the Investment Advisers Act of 1940, is the legal owner of these shares. Pursuant to the investment advisory agreements with its clients, Shapiro Capital Management Company, Inc. has the authority to direct the investments of its advisory clients, and consequently to authorize the disposition of the Company's shares. Samuel R. Shapiro is the President, a director and majority shareholder of Shapiro Capital Management Company, Inc., in which capacity he exercises the dispositive power over the Company's shares. Mr. Shapiro, therefore, may be deemed to have indirect beneficial ownership over such shares. As of December 31, 2002, Mr. Shapiro owned no shares of the Company for his own individual account and disclaims beneficial ownership of all the shares owned by Shapiro Capital Management Company, Inc. This information was obtained from the beneficial owner's
    Schedule 13G filed with the Commission on February 6, 2003.

(5) Mr. Brumley directly owns 100 shares. Two limited partnerships own a total of 1,677,848 shares. Mr. Brumley is the sole officer, director and shareholder of the corporation that is the sole general partner of each of the partnerships. Accordingly, Mr. Brumley has sole voting and dispositive power with respect to the shares owned by these partnerships.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file with the Commission and the New York Stock Exchange (the "NYSE") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Additionally, Commission regulations impose specific due dates for such reports, and the Company is required to disclose in this Proxy Statement any failure to file by these dates during and with respect to fiscal 2002.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during and with respect to fiscal 2002, all Section 16(a) filing requirements applicable to its officers, directors and more than 10 percent stockholders were complied with on a timely basis.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     There were no transactions since the beginning of the last fiscal year between us and our officers, directors and stockholders owning more than 5% of the outstanding shares of common stock, in which the amount involved exceeded $60,000. In addition, there are no currently proposed transactions, or series of similar transactions, to which the Company was or is to be a party.

                            MANAGEMENT COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

     The compensation paid to the Company's executive officers generally consists of base salaries, annual bonuses, awards under the 2000 Incentive Stock Plan, and contributions to the Company's 401(k) retirement plan. The following table summarizes the total compensation for 2002 and 2001 awarded to, earned by, or paid to the chief executive officer and to the next four most highly compensated officers:

                           SUMMARY COMPENSATION TABLE

                                                                                LONG TERM COMPENSATION AWARDS
                                                                   --------------------------------------------------------
                                         ANNUAL COMPENSATION        RESTRICTED     SECURITIES     LONG-TERM     ALL OTHER
NAME AND                             ---------------------------      STOCK        UNDERLYING     INCENTIVE    COMPENSATION
PRINCIPAL POSITION                   YEAR   SALARY($)   BONUS($)   AWARDS($)(A)   OPTIONS(#)(B)   PAYOUTS($)      ($)(C)
------------------                   ----   ---------   --------   ------------   -------------   ----------   ------------
I. Jon Brumley.....................  2002    375,000    337,500      441,750          87,096           --         12,000
  Chairman and                       2001    313,500    275,000           --         111,000           --         10,570
  Chief Executive Officer
Jon S. Brumley.....................  2002    220,000    220,000      199,280          38,710           --         11,000
  President                          2001    198,550    100,000           --          91,000           --         10,440
Gene R. Carlson....................  2002    220,000    125,000      166,061          32,258           --          4,400
  Executive Vice President and       2001    198,550    100,000           --          91,000           --         14,226(d)
  Chief Operating Officer(f)
Morris B. Smith....................  2002    220,000    112,500      149,451          29,032           --         12,000
  Executive Vice President,          2001    198,550     90,000           --         100,000           --         69,798(e)
  Chief Financial Officer,
  Treasurer and Corporate Secretary
Robert S. Jacobs...................  2002    161,000     60,000       79,701          15,433           --          6,572
  Senior Vice President --           2001    132,867     52,059           --          50,000           --          8,368
  Asset Management

---------------

(a) The value of the Restricted Stock Awards is based on the price of the common stock as of the date of grant. At December 31, 2002, Mr. I. Jon Brumley held 23,750 shares of restricted stock having a value of $441,750; Mr. Jon S. Brumley held 10,714 shares of restricted stock having a value of $199,280; Mr. Carlson held 8,928 shares of restricted stock having a value of $166,061; Mr. Smith held 8,035 shares of restricted stock having a value of $149,451; and Mr. Jacobs held 4,285 shares of restricted stock having a value of $79,701. Each restricted stock award vests at the rate of 33 1/3% of the shares awarded on each November 22 of the years 2005, 2006 and 2007, subject to the Company meeting performance goals during fiscal years 2003 and 2004. Award holders have the right to receive dividends paid with respect to shares of the restricted stock.

(b) Securities Underlying Options represent options to purchase shares of the Company's common stock. The 2000 Incentive Stock Plan provides for employee and non-employee director awards in the form of stock options and restricted stock.

(c) Includes Company 401(k) Plan contributions for each named officer in 2001 and 2002.

(d) Includes $3,802 of compensation related to a reimbursement of tax payment for stock Mr. Carlson received in 2001.

(e) Includes $59,374 of compensation related to a reimbursement of tax payment for stock Mr. Smith received in 2001.

(f)  Mr. Carlson left the Company on March 26, 2003.

2000 STOCK INCENTIVE PLAN

     During 2000, the Company's Board of Directors approved the 2000 Incentive Stock Plan. The purpose of the plan is to attract, motivate, and retain selected employees of the Company and to provide the Company with the ability to provide incentives more directly linked to the profitability of the business and increases in shareholder value. All directors and full-time regular employees of the Company and its subsidiaries and affiliates are eligible to be granted awards under the plan. The total number of shares reserved and available for distribution pursuant to the plan is 1.8 million shares. The plan provides for the granting of incentive stock options, non-qualified stock options, and restricted stock at the discretion of the Company's Compensation Committee of the Board of Directors.

     All options granted under the plan have a strike price equal to the market price on the date of grant. Additionally, all have a ten-year life and vest equally over a two or three-year period. The following table summarizes the number of options and their related weighted average strike prices for 2002 and 2001:

                                              FOR THE YEAR ENDED         FOR THE YEAR ENDED
                                              DECEMBER 31, 2002          DECEMBER 31, 2001
                                           ------------------------   ------------------------
                                                         WEIGHTED                   WEIGHTED
                                           NUMBER OF     AVERAGE      NUMBER OF     AVERAGE
                                            OPTIONS    STRIKE PRICE    OPTIONS    STRIKE PRICE
                                           ---------   ------------   ---------   ------------
Outstanding at Beginning of Year.........    847,500      $13.44            --       $   --
  Granted(a).............................    378,177       17.21       940,000        13.49
  Forfeited..............................    (43,500)      14.24       (92,500)       14.00
  Exercised..............................     (3,666)      14.00            --           --
                                           ---------                   -------
Outstanding at End of Year(b)............  1,178,511       14.62       847,500        13.44
                                           =========                   =======
Exercisable at End of Year...............    324,278       13.31            --           --
                                           =========                   =======

---------------

(a) None and 4,000 of the options granted in 2002 and 2001, respectively, were granted to non-employee directors. The weighted average fair value of each option granted in 2002 and 2001 was $6.91 and $4.02, respectively.

(b) The options outstanding at December 31, 2001 had strike prices ranging from $12.49 to $14.00 and had a weighted average remaining life of 9.4 years. At December 31, 2002, there were 886,334 options outstanding with strike prices between $12.49 and $14.00. These had a weighted average remaining life of 8.5 years and a weighted average strike price of $13.38. Additionally, at December 31, 2002, there were 292,177 options with strike prices between $14.01 and $18.60. These had a weighted average remaining life of 9.9 years and a weighted average strike price of $18.36.

     The following table sets forth information about stock option grants made during 2002 to the named executive officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                       POTENTIAL REALIZED VALUE AT
                                  NUMBER OF     % OF TOTAL                               ASSUMED ANNUAL RATES OF
                                  SECURITIES     OPTIONS      EXERCISE                  STOCK PRICE APPRECIATION
                                  UNDERLYING    GRANTED TO    PRICE PER                        FOR OPTION
                                   OPTIONS     EMPLOYEES IN     SHARE     EXPIRATION   ---------------------------
NAME                               GRANTED         2002       ($/SHARE)      DATE           5%            10%
----                              ----------   ------------   ---------   ----------   ------------   ------------
I. Jon Brumley..................    87,096         23.0%       $18.60      11/22/12     $1,019,023     $2,581,525
Jon S. Brumley..................    38,710         10.2%        18.60      11/22/12        452,907      1,147,364
Gene R. Carlson.................    32,258          8.5%        18.60      11/22/12        377,419        956,127
Morris B. Smith.................    29,032          7.7%        18.60      11/22/12        339,674        860,508
Robert S. Jacobs................    15,433          4.1%        18.60      11/22/12        180,566        457,434

     The following table sets forth, for each named executive officer, information concerning the exercise of stock options granted under the 2000 Incentive Stock Plan during 2002 and the value of unexercised stock options as of December 31, 2002:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                        NUMBER OF SHARES OF
                                                      COMMON STOCK UNDERLYING     VALUE OF UNEXERCISED IN-THE-
                                                     UNEXERCISED STOCK OPTIONS         MONEY COMMON STOCK
                       COMMON STOCK                       AT 12/31/02(#)            OPTIONS AT 12/31/02($)(A)
                       ACQUIRED ON       VALUE      ---------------------------   -----------------------------
NAME                     EXERCISE     REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                   ------------   -----------   -----------   -------------   ------------   --------------
I. Jon Brumley.......        --            --         47,000         151,096        249,740         324,880
Jon S. Brumley.......        --            --         37,000          92,710        191,540         266,680
Gene R. Carlson......        --            --         37,000          86,258        191,540         266,680
Morris B. Smith......        --            --         40,000          89,032        204,800         293,200
Robert S. Jacobs.....        --            --         21,667          43,766        116,767         146,233

---------------

(a) Computed as the difference between the option exercise prices and $18.42 (the closing price of the common stock at December 31, 2002).

CHANGE-IN-CONTROL ARRANGEMENTS

     On February 11, 2003, the Board adopted the Employee Severance Protection Plan, which provides employees of the Company with severance payments and benefits upon certain terminations of employment occurring from 90 days prior to until two years following a Change-in-Control (as described below) of the Company. If during such time period, a named executive officer is involuntarily terminated by the Company other than for cause or he resigns for Good Reason (as described below), the officer will receive a cash amount equal to twice his annual salary and bonus, continued insurance coverage for up to 36 months, and the automatic vesting of all his stock options and restricted stock. The Company would also be obligated to pay an additional amount to "gross up" the amount, if any, of excise and related income tax payable by the officer under the golden parachute provisions of the Internal Revenue Code in order for the officer to be able to retain the full amount due under the severance plan.

     Generally, a Change-in-Control occurs upon (1) the acquisition by a party of 40% or more of the voting securities of the Company unless the party owned 20% prior to February 11, 2003; (2) a majority of the Board no longer consists of persons who were Board members on February 11, 2002 or persons appointed to the Board by those members; (3) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company; or (4) approval by the stockholders of the Company of a reorganization, merger, share exchange, consolidation or a sale of all or substantially all of the assets of the Company, unless more than 60% of the voting securities of the new entity are held by persons who were stockholders of the Company.

     A resignation for Good Reason occurs when an officer resigns as a result of a reduction in his titles, duties, responsibilities, compensation level or the relocation of his place of employment.

EQUITY COMPENSATION PLANS

     The following table sets forth information about the Company's common stock that may be issued under all of our existing equity compensation plans as of December 31, 2002:

                                       (A)                    (B)                     (C)
                             -----------------------   -----------------   -------------------------
                                                                             NUMBER OF SECURITIES
                             NUMBER OF SECURITIES TO   WEIGHTED-AVERAGE     REMAINING AVAILABLE FOR
                                 BE ISSUED UPON        EXERCISE PRICE OF     FUTURE ISSUANCE UNDER
                             EXERCISE OF OUTSTANDING      OUTSTANDING      EQUITY COMPENSATION PLANS
                                OPTIONS, WARRANTS      OPTIONS, WARRANTS     (EXCLUDING SECURITIES
                                   AND RIGHTS            AND RIGHTS(2)     REFLECTED IN COLUMN (A))
                             -----------------------   -----------------   -------------------------
Equity compensation plans
  approved by security
  holders(1)...............         1,178,511               $14.62                  490,495
Equity compensation plans
  not approved by security
  holders..................                --                   --                       --
                                    ---------               ------                  -------
Total......................         1,178,511               $14.62                  490,495
                                    =========               ======                  =======

---------------

(1) The 2000 Incentive Stock Plan is the Company's only equity compensation plan.

(2) Excludes restricted stock.

RETIREMENT PLAN

     The Company makes contributions to the Encore Acquisition Company 401(k) Plan, which is a voluntary and contributory plan for eligible employees. Our contributions, which are based on a percentage of matching employee contributions, totaled $0.5 million in 2002, $0.4 million in 2001, and $0.3 million in 2000.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") submits the following report with respect to the executive compensation program of the Company.

COMPENSATION PRINCIPLES AND PHILOSOPHY

     1. Base salaries should be at levels competitive with peer group companies that compete with the Company for acquisitions of similar size and quality.

     2. Annual bonus, stock option and restricted stock awards should reflect Company progress.

     3. The combination of salaries and bonuses should not be out of line when compared to competitive companies.

     4. The Company should encourage significant executive stock ownership through stock options and restricted stock awards.

     The Omnibus Budget Reconciliation Act of 1993 placed restrictions on the deductibility of executive compensation paid by public companies. Under the restrictions, the Company is not able to deduct compensation paid to any of the named executive officers in excess of $1,000,000 unless the compensation meets the definition of "performance based compensation" in the legislation. Non-deductibility could result in additional tax costs to the Company. While the Committee cannot assess with certainty how the Company's compensation program will ultimately be affected by this law, the Committee generally tries to preserve the deductibility of all executive compensation if it can do so without interfering with the Company's ability to attract and retain capable and highly motivated senior management.

ELEMENTS OF COMPENSATION

     The elements of the compensation program the Committee administers for executive officers, including the Chief Executive Officer, consist of base salaries, annual bonuses, stock option awards, restricted stock awards, and contributions to the Company's 401(k) retirement plan. Base salaries, annual bonuses, and stock options and restricted stock awards are discussed separately below; however, the Committee considers the aggregate remuneration of executives when evaluating the executive compensation program.

     Base Salaries. An executive's base salary is viewed as a component of total compensation that is competitive with base salaries at companies that compete for similar size and quality of oil and natural gas acquisitions. The Committee evaluates the base salaries of the Company's executive officers on the basis of competitive base salary data and consideration of each officer's duties and responsibilities. The Committee views the named executives that report to the CEO as a team with diverse duties, but shared corporate results and goals.

     Annual Bonuses and Stock Option Grants. Each year, the Committee reviews the progress of the Company. The Committee sets bonuses for the CEO and other named executives that report to the CEO as well as approves the bonuses for the entire Company.

     In setting executive bonuses and option grants, the Committee not only reviews the progress of the Company, but also considers competitive bonuses and options of the peer group. In awarding 2002 bonuses, the Committee reviewed the following criteria.

     - Growth Relative to Oil and Natural Gas Market Conditions in 2002

     - Reserve Replacement

     - Cost of Reserve Replacement

     - Production Growth

     - Acquisition Opportunities Evaluated

     - Quality of Future Growth

     - Inventory of Future Growth

     - Operating Cost in Total and Per Barrel of Oil Equivalent

     - Hedging Implementation

     - Quality of Balance Sheet

     - Safety Record

     Restricted stock awards. Shares of restricted stock granted to the top four named executives may vest only upon the attainment of performance goals pre-established by the compensation committee, as well as the passage of time and continued employment or upon a change of control. Shares of restricted stock granted to all other employees may vest only upon the passage of time and continued employment or upon a change of control.

     The Committee evaluates Company performance in light of oil and natural gas industry fundamentals and assesses how effectively management adapts to changing industry conditions and opportunities during the year in preparing itself to capitalize on opportunities in the future.

                                          Compensation Committee of the Board of
                                          Directors
                                          James A. Winne III, Chairman
                                          Arnold L. Chavkin
                                          Ted Collins, Jr.
                                          Howard H. Newman

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors is responsible for independent, objective oversight of the Company's internal controls, financial statements and the audit process. The Board of Directors, in its business judgment, has determined that all three members of the committee are independent as required under the listing standards of the New York Stock Exchange. The committee operates pursuant to a written charter adopted by the Board of Directors, which was attached to the Company's 2002 proxy statement.

     Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors, Ernst & Young LLP, are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

     Ernst & Young LLP served as the Company's independent auditor during 2002 and was appointed by the Audit Committee to serve in that capacity for 2003. Representatives of Ernst & Young LLP will be present at the annual stockholder's meeting, will have the opportunity to make a statement if so desired, and will be available to respond to appropriate questions from stockholders.

     In performing its oversight role, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect. The committee has also considered whether the performance of other non-audit services by the independent auditors is compatible with maintaining the auditors' independence and has discussed with the auditors the auditors' independence.

     Based on the reports and discussions described in this Report, and subject to the limitations on the roles and responsibilities of the committee referred to below and in the charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Commission.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting for the Company and are not experts in auditor independence standards. Members of the committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that Ernst & Young LLP is in fact independent.

                                          Audit Committee of the Board of
                                          Directors
                                          Ted A. Gardner, Chairman
                                          Ted Collins, Jr.
                                          James A. Winne III

                           COMPANY STOCK PERFORMANCE

     The following graph compares the Company's total stockholder return on common stock during the period from March 9, 2001 to December 31, 2002 with total stockholder return during the same period for the Independent Oil and Gas Index and the Standard and Poor's 500 Index, as prescribed by SEC rules. The Company's cumulative total stockholder return for the period from March 9, 2001 to December 31, 2002 represents results since the Company's initial public offering on March 9, 2001. The graph assumes that $100 was invested in common stock and each index on March 9, 2001. No dividends have been paid on Company stock since inception.

              COMPARISON OF TOTAL RETURN SINCE MARCH 9, 2001 AMONG
          ENCORE ACQUISITION COMPANY, THE STANDARD & POOR'S 500 INDEX,
                     AND THE INDEPENDENT OIL AND GAS INDEX

                              (PERFORMANCE GRAPH)

-------------------------------------------------------------------------------------------
                                                     ENCORE       STANDARD &    INDEPENDENT
                                                   ACQUISITION    POOR'S 500    OIL AND GAS
                                                     COMPANY        INDEX          INDEX
MONTH                                                  ($)           ($)            ($)
-------------------------------------------------------------------------------------------
 03/30/01                                               87            94             93
 04/30/01                                               99           101            101
 05/31/01                                              109           102            101
 06/29/01                                               79            99             91
 07/31/01                                              100            98             91
 08/31/01                                               98            92             86
 09/28/01                                              103            84             77
 10/31/01                                               89            86             84
 11/30/01                                               93            92             79
 12/31/01                                               92            93             82
 01/31/02                                              104            98             97

-------------------------------------------------------------------------------------------
                                                     ENCORE       STANDARD &    INDEPENDENT
                                                   ACQUISITION    POOR'S 500    OIL AND GAS
                                                     COMPANY        INDEX          INDEX
MONTH                                                  ($)           ($)            ($)
-------------------------------------------------------------------------------------------
 02/28/02                                              100            96            103
 03/31/02                                              113            99            112
 04/30/02                                              127            93            112
 05/31/02                                              118            92            108
 06/30/02                                              132            86            107
 07/31/02                                              119            79             96
 08/31/02                                              131            79            102
 09/30/02                                              126            71            100
 10/31/02                                              125            77             98
 11/30/02                                              142            81             98
 12/31/02                                              141            76            103

* Assumes $100 invested on March 9, 2001 in stock or index. No dividends have been have paid on Company stock since inception.

                                 OTHER MATTERS

INDEPENDENT AUDITORS AND AUDITOR FEES

     The Company retains Ernst & Young LLP as its principal independent public accountants, as recommended by the Audit Committee and approved by the Board of Directors. On April 1, 2002, we dismissed Arthur Andersen LLP as our independent accountants effective as of that date. The decision to dismiss Arthur Andersen LLP was recommended by the Audit Committee of the Board of Directors and was approved by the Board of Directors on April 1, 2002.

     Arthur Andersen LLP's report on the Company's financial statements for the fiscal year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope. Arthur Andersen LLP included in its opinion explanatory language related to the Company's change in its method of accounting for derivatives as a result of the Company's adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities." During the fiscal year ended December 31, 2001 and the period from January 1, 2002 through the date of Arthur Andersen LLP's termination, there were no disagreements between us and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, pursuant to Item 304(a)(1) of Regulation S-K, would have caused it to make reference to the subject matter of the disagreements in its report.

     As required under the regulations of the SEC, we provided Arthur Andersen LLP with a copy of our disclosure in connection with this matter and requested Arthur Andersen LLP to furnish us with a letter addressed to the Commission stating whether it agreed with our statements and, if not, stating the respects in which it did not agree. Arthur Andersen LLP's letter was filed as Exhibit
16.1 to our Current Report on Form 8-K filed with the SEC on April 5, 2002.

     Effective April 1, 2002, we engaged Ernst & Young LLP as our new independent accountants for the fiscal year ending December 31, 2002. The decision to appoint Ernst & Young LLP was recommended by the Audit Committee of the Board of Directors and was approved by the Board of Directors on April 1, 2002.

     Representatives of Ernst & Young LLP will be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement at the meeting should they desire to do so.

     The table set forth below indicates the amounts billed by Ernst & Young LLP during 2002 for the services provided to the Company. The Audit Committee has considered whether the provision by Ernst & Young LLP of services under the titles "Audit related services" and "Tax fees" is compatible with maintaining Ernst & Young LLP's independence.

Audit.......................................................  $123,000
Audit related services(1)...................................   187,000
Tax fees(2).................................................    85,000

---------------

(1) Of this amount, $185,000 relates to the registration statement on Form S-4 and the amendments thereto for the exchange of our senior subordinated notes.

(2) Of this amount, $71,000 relates to compliance work performed, with the remaining $14,000 relating to consulting services.

     The table set forth below indicates the amounts billed by Arthur Andersen LLP during 2001 for the services provided to the Company.

Audit.......................................................  $130,000
Audit related services(1)...................................   135,000
Tax fees(2).................................................    74,000

---------------

(1) Amount relates to the registration statement on Form S-1 for our initial public offering.

(2) Of this amount, $23,000 relates to compliance work performed, with the remaining $51,000 relating to consulting services.

                             STOCKHOLDER PROPOSALS

     For director nominations by a stockholder to be properly made at the Company's annual meeting of stockholders, stockholders must also comply with
Section 2.14 of the Second Amended and Restated By-Laws of the Company. Under
Section 2.14, a stockholder must submit to the Company, on a timely basis, a written notice setting forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Schedule 14A under the Exchange Act, and (b) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made (i) the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner and (ii) the class or series and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner. For nominations to be properly made at an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year's annual meeting of the stockholders unless the date of the annual meeting is more than 30 days before or more than 90 days after such anniversary date. If the date of the annual meeting is more than 30 days before or more than 90 days after the anniversary date of the preceding year's annual meeting, then the notice by the stockholder to be timely must be delivered not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company. The person presiding at the annual meeting will determine whether business is properly brought before the meeting and will not permit the consideration of any business determined to have been improperly presented before the meeting.

     The Board of Directors will consider any nominee recommended by stockholders for election at the annual meeting of stockholders to be held in 2004 if that nomination is submitted in writing, not later than the close of business on January 31, 2004, nor earlier than the close of business on January 1, 2003, to Corporate Secretary, Encore Acquisition Company, 777 Main Street, Suite 1400, Fort Worth, Texas 76102. Each submission must include a statement of the qualifications of the nominee, and a notarized consent signed by the nominee evidencing a willingness to serve as a director, if elected.

     Any stockholder of the Company who desires to submit a proposal for action at the Company's annual meeting of stockholders for 2004 and wishes to have such proposal (a "Rule 14a-8 Proposal") included in the Company's proxy materials, must submit the Rule 14a-8 Proposal to the Company at its principal executive offices no later than December 2, 2003, unless the Company notifies the stockholder otherwise. Only those Rule 14a-8 Proposals that are timely received by the Company and proper for stockholder action (and otherwise proper) will be included in the Company's proxy materials.

     Any stockholder of the Company who desires to submit a proposal for action at the annual meeting of stockholders in 2004, but does not wish to have such proposal (a "Non-Rule 14a-8 Proposal") included in the Company's proxy materials, must submit such Non-Rule 14a-8 Proposal to the Company at its principal executive offices no later than February 15, 2004, unless the Company notifies the stockholder otherwise. If a Non-Rule 14a-8 Proposal is not received by the Company on or before February 15, 2004, then the Company intends to exercise its discretionary voting authority with respect to such Non-Rule 14a-8 Proposal. "Discretionary voting authority" is the ability to vote proxies that stockholders have executed and returned to the Company, on matters not specifically reflected in the Company's proxy materials, and on which stockholders have not had an opportunity to vote by proxy.

     Written requests for inclusion of any stockholder proposal should be addressed to Corporate Secretary, Encore Acquisition Company, 777 Main Street, Suite 1400, Fort Worth, Texas 76102. The Company recommends that any such proposal be sent by certified mail with return receipt requested.

                            SOLICITATION OF PROXIES

     Solicitation of Proxies may be made by mail, personal interview, telephone or other means by officers, directors and regular employees of the Company for which they shall receive no compensation in addition to their normal compensation. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the common stock that those companies or persons hold of record. The Company will reimburse the aforementioned forwarding expenses. The Company has engaged its transfer agent, Mellon Investor Services, to assist it in the production of proxy cards and envelopes, the mailing of proxy materials and the tabulation of proxy votes. The Company will reimburse Mellon Investor Services for costs related thereto, which are expected not to exceed $10,000.

                               STOCKHOLDERS' LIST

     In accordance with the Company's Bylaws, the Company will maintain at its corporate offices in Fort Worth, Texas a list of the stockholders entitled to vote at the Annual Meeting. For a period of ten days prior to the Annual Meeting, the list will be kept on file at the Fort Worth office and will be open to examination by any stockholder during ordinary business hours.

                                 ANNUAL REPORT

     The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2002, is being mailed to stockholders concurrently with this Proxy Statement and does not form part of the proxy solicitation material.

     A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Commission, will be sent to any stockholder without charge upon request. Forward written requests to Investor Relations, Encore Acquisition Company, 777 Main Street, Suite 1400, Fort Worth, Texas 76102. Oral requests may be requested at telephone number (817) 877-9955. The Annual Report on Form 10-K is also available at the SEC's web site in its EDGAR database (www.sec.gov) and the Company's website at www.encoreacq.com.

                                  HOUSEHOLDING

     Only a single copy of this Proxy Statement and the Annual Report on Form 10-K is being delivered to multiple stockholders sharing a common address unless the company receives contrary instructions from such stockholders. Upon written or oral request to the Company's Investor Relations department at the address or telephone number provided above, the Company will deliver promptly a separate copy of the Proxy Statement and the Annual Report on Form 10-K to the requesting stockholder at a shared address to which a single copy of this Proxy Statement and the Annual Report on Form 10-K was delivered. By written or oral request to the Company's Investor Relations department at the address or telephone number provided above, (i) a stockholder may notify the Company that the stockholder wishes to receive a separate annual report or proxy statement in the future, or
(ii) stockholders who share an address and who are receiving delivery of multiple copies of the Company's annual reports or proxy statements may request delivery of only a single copy of these documents to their shared address.

                         INTERNET AND TELEPHONE VOTING

     For shares of stock that are registered in your name, you have the opportunity to vote through the Internet using a program provided by the Company's transfer agent, Mellon Investor Services. Votes submitted electronically through the Internet under this program must be received by 11 p.m., EST, on April 29, 2003. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Annual Meeting. The Company has been advised by counsel that the Internet voting procedures that have been made available through Mellon Investor Services are consistent with the requirements of applicable law.

     To vote through the Internet, please access http://www.eproxy.com/eac. Please have your proxy card in hand when you access the website. You will be prompted to enter the control number printed on your proxy card.

     To vote using the telephone, use any touch-tone telephone to vote your proxy at 1-800-435-6710. Have your proxy card in hand when you call. You will be prompted to enter your control number, printed on your personalized proxy card, and then follow the directions given.

     If you vote your proxy by Internet or telephone, you do not need to mail back your proxy card.

     The Internet voting procedures are designed to authenticate stockholder identities, to allow stockholders to give their voting instructions, and to confirm that stockholders' instructions have been recorded properly. Stockholders giving proxies through the Internet are reminded that they must bear costs associated with electronic access, such as usage charges from Internet access providers and telephone companies.

                                  * * * * * *

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN, AND RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE OR TO VOTE THROUGH THE INTERNET OR TELEPHONE.

                                          By Order of the Board of Directors

                                                  /s/ MORRIS B. SMITH
                                          --------------------------------------
                                          Morris B. Smith
                                          Corporate Secretary

Fort Worth, Texas
March 26, 2003

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION           Please mark
IS INDICATED, WILL BE                                              your votes as
VOTED "FOR" THE ELECTION OF DIRECTORS.                             indicated in  [X]
                                                                   this example


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.

1. ELECTION OF DIRECTORS -

                                                           WITHHELD
                     NOMINEES:                      FOR     FOR ALL
                01   I. Jon Brumley
                02   Jon S. Brumley
                03   Arnold L. Chavkin              [ ]      [ ]
                04   Howard H. Newman
                05   Ted A. Gardner
                06   Ted Collins, Jr.
                07   James A. Winne III

Withheld for the nominees you list below: (Write that nominee's name in the space provided below.)

-------------------------------------------------------------------

                                             Please sign as name appears hereon.
                                             Joint owners should each sign. When
                                             signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such.


                                             Dated:_______________________, 2003


                                             -----------------------------------
                                                          Signature


                                             -----------------------------------
                                                  Signature if held jointly

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11 PM Eastern Time the business day prior to annual meeting day.

    Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

                                    INTERNET
                            http://www.eproxy.com/eac

    Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                       OR

                                    TELEPHONE
                                 1-800-435-6710

    Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

                                       OR

                                      MAIL

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope

              If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.


                                      PROXY
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           ENCORE ACQUISITION COMPANY

The undersigned hereby appoints I. Jon Brumley, Jon S. Brumley, and Morris B. Smith, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Encore Acquisition Company Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held April 30, 2003 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)


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